UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 12, 2023, Eloxx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), received a determination letter (the “Delisting Notification”) from the staff (the “Staff”) of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq will suspend trading in the Company’s common stock, par value $0.01 per share (the “Common Stock”), effective at the opening of trading on October 16, 2023, because the Company had not regained compliance with the Nasdaq Listing Rule 5550(b)(2) (the “Listing Rule”), which requires a listed company to have at least $35 million in market value of listed securities (“MVLS”) in order to qualify for continued listing on the Nasdaq Capital Market, during the grace period previously granted to the Company. Effective October 16, 2023, and during the suspension of trading on The Nasdaq Capital Market, the Company’s Common Stock will trade on the over-the-counter market under the symbol “ELOX.”

As previously reported in the Company’s Form 8-K dated October 14, 2022, the Staff initially notified the Company on October 11, 2022 that the Company had not been in compliance with the Listing Rule for a period of 30 consecutive business days. The Staff granted the Company a period of 180 calendar days to regain compliance with the Listing Rule. On April 11, 2023, as reported in the Company’s Form 8-K dated April 14, 2023, Nasdaq notified the Company that the Common Stock was subject to delisting from the Nasdaq Capital Market as a result of not regaining compliance with the Listing Rule during the initial grace period. As reported in the Company’s Forms 8-K dated June 6, 2023 and August 3, 2023, the Company appealed the Staff’s delisting determination at a hearing before the Nasdaq Hearings Panel (the “Panel”) held on May 18, 2023, following which the Panel granted the Company an extension through July 30, 2023 and, following the Company’s July 27, 2023 request to the Panel, the Panel granted a further extension until October 9, 2023.

Pursuant to the Delisting Notification, the Company has a period of 15 days from the date of the Delisting Notification to submit a written request for a review of the Staff’s delisting determination by the Nasdaq Listing and Hearing Review Council (the “Listing Council”). Unless the Company submits a timely request for the Listing Council’s review of the Staff’s delisting determination, a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq. The Company intends to request a review of the delisting determination by the Listing Council, and this request for review will stay the filing of the Form 25-NSE pending the Listing Council’s review, but will not stay the suspension of the trading in the Company’s Common Stock on The Nasdaq Capital Market.

There can be no assurance that the Listing Council will grant the Company’s request for continued listing on The Nasdaq Capital Market. If the Company’s Common Stock ceases to be listed for trading on The Nasdaq Capital Market, the Company expects that its Common Stock would continue to be traded on one of the three tiered marketplaces of the OTC Markets Group.

Forward-Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Form 8-K, including without limitation, statements regarding the Company’s intention to request the Nasdaq Listing Council’s review of the delisting determination, are forward-looking statements. Forward-looking statements can be identified by the words “aim,” “may,” “will,” “would,” “should,” “expect,” “explore,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on management’s current plans, estimates, assumptions and projections based on information currently available to us. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and actual results or outcomes may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: the amount of and use of net proceeds from the offering may differ from the Company’s current expectations; the Company’s ability to obtain the capital necessary to fund the Company’s operations; the Company’s ability to obtain financial in the future through product licensing, public or private equity or debt financing or otherwise; the Company’s ability to meet the continued listing requirements of the Nasdaq Capital Market; general business conditions, regulatory environment, competition and market for the Company’s products; and business ability and judgment of personnel, and the availability of qualified personnel and other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, as any such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the “Financials & Filings” page of the Company’s website at https://investors.eloxxpharma.com/financials-filings.

All forward-looking statements speak only as of the date of this Form 8-K and, except as required by applicable law, the Company has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer